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                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004



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                                   FORM 8-K

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                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 29, 1999


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                              Global Crossing Ltd.
             (Exact name of registrant as specified in its charter)


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           Bermuda                       000-24565               98-0189783
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

     Wessex House, 45 Reid Street
          Hamilton, Bermuda                                 HM12
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600

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Item 5.  Other Events

     On October 29, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing Ltd."), issued a press release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     On November 12, 1999, Global Crossing Ltd. issued a press release, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

     On December 8, 1999, Global Crossing Ltd. issued a press release, which is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          99.1 Press Release of Global Crossing Ltd., dated October 29, 1999.

          99.2 Press Release of Global Crossing Ltd., dated November 12, 1999.

          99.3 Press Release of Global Crossing Ltd., dated December 8, 1999.


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL CROSSING LTD.



Dated:  December 8, 1999             By: /s/ Dan J. Cohrs
                                        _____________________________________
                                          Name:    Dan J. Cohrs
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer
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                                 EXHIBIT INDEX


       Exhibit No.                              Description
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          99.1              Press Release of Global Crossing Ltd., dated
                            October 29, 1999.

          99.2              Press Release of Global Crossing Ltd., dated
                            December 8, 1999.

          99.3              Press Release of Global Crossing Ltd., dated
                            December 8, 1999.